UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2020

NovoCure Limited

(Exact name of registrant as specified in its charter)

Jersey	001-37565	98-1057807
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

Second Floor, No. 4 The Forum Grenville Street St. Helier, Jersey JE2 4UF (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: +44 (0)15 3475 6700

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. to Form 8-K):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	NVCR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).         Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.
On August 4, 2020, NovoCure Limited (the “Company”) delivered an irrevocable notice of prepayment notifying the lender under its Loan and Security Agreement dated as of February 7, 2018 between BioPharma Credit PLC (“BioPharma”) and the Company (the “Credit Agreement”), subsequently assigned by BioPharma to BPCR Limited Partnership (“BPCR”). The notice provides that the Company will prepay, in full, $150 million of borrowings currently outstanding (the “Term Loan”), together with all accrued and unpaid interest thereon, plus a prepayment premium equal to 2% of the prepaid Term Loan.

The obligations under the Credit Agreement are secured under a Guaranty and Security Agreement dated as of February 7, 2018 by the Company and the other grantors and guarantors party thereto (“Guarantors”), in favor of BioPharma (the “Security Agreement”), subsequently assigned by BioPharma to BPCR, providing for a lien on substantially all of the Company’s and the Guarantors’ assets, and a pledge of 100% of the equity interests in the Guarantors and other entities that each of the Company and the Guarantors holds (subject to certain limitations and exceptions). The security interests, liens and pledges provided for under the Security Agreement, and the Security Agreement itself will be terminated in connection with the Company’s discharge of its indebtedness under the Credit Agreement.

The Company expects this prepayment to occur on or after August 18, 2020. Following the prepayment, the Credit Agreement will be terminated.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
The information contained in the first paragraph under Item 1.02 regarding the prepayment of the Term Loan and the payment of the prepayment premium is hereby incorporated by reference in its entirety into this Item 2.04.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovoCure Limited
(Registrant)

Date: August 6, 2020

By: /s/ Wilhelmus Groenhuysen
Name: Wilhelmus Groenhuysen
Title: Chief Financial Officer